Russell Funds: Class C; and Classes E and S

Institutional Funds: Classes E, I, S; and Classes Y and S

RUSSELL INVESTMENT COMPANY*

Supplement dated January 22, 2007 to

Prospectuses Dated March 1, 2006

As Supplemented through June 1, 2006

I.	Certain funds of funds (“Russell Funds of Funds”) managed by Russell Investment Management Company (“RIMCo”) invest their assets in Russell Investment Company Funds which are also managed by RIMCo, including the Diversified Bond and Short Duration Bond Funds (the “Funds”). The Russell Funds of Funds investment allocations to the underlying funds in which they invest are reviewed and may be changed periodically by RIMCo in pursuing the investment objectives of the Russell Funds of Funds. RIMCo has advised the Funds that, effective March 1, 2007, the Russell Funds of Funds will change their allocations to underlying Russell Investment Company Funds in which they invest. The Russell Funds of Funds will no longer allocate any assets to the Diversified Bond Fund and the Russell Funds of Funds’ allocations to the Short Duration Bond Fund will decrease significantly. On October 31, 2006, the Diversified Bond Fund had assets under management of approximately $2.1 billion of which approximately $1.4 billion were attributable to investment allocations by Russell Funds of Funds and the Short Duration Bond Fund had assets under management of approximately $1.2 billion of which approximately $617 million were attributable to investment allocations by Russell Funds of Funds. Additionally, RIMCo expects certain financial intermediaries who invest their clients’ assets pursuant to asset allocated model strategies will re-allocate their clients’ assets to no longer allocate any assets to the Diversified Bond Fund and to reduce significantly their allocations to the Short Duration Bond Fund. These re-allocations will result in a substantial decrease in the assets under management in each of the Diversified Bond and Short Duration Bond Funds which will have the following impact:

A.	The expense ratio for each of the Diversified Bond and Short Duration Bond Funds will increase. An accurate estimate of the extent of the increase will not be available until closer to the date of the re-allocation. However, effective March 1, 2007 RIMCo will waive, at least through February 29, 2008, up to the full amount of its advisory and administrative fees for each of the Diversified Bond and Short Duration Bond Funds and will then reimburse each Fund for other Fund-level operating expenses to the extent that Fund-level operating expenses exceed 0.75% of the average daily net assets of each Fund for the period from March 1, 2007 to February 29, 2008. Fund-level expenses do not include 12b-1 fees or shareholder services fees.

B.	The Diversified Bond and Short Duration Bond Funds will incur significant brokerage and other transaction costs in connection with the sale of portfolio securities in order to meet their respective redemption obligations in connection with the re-allocations of the Russell Funds of Funds assets. This will have a negative impact on these Funds performance for the months of February and/or March 2007.

C.	The impact of any capital gains realized by the Diversified Bond Fund or the Short Duration Bond Fund in order to meet redemption obligations in connection with the Russell Funds of Funds investment re-allocations will be borne by shareholders who remain in such Funds after the Russell Funds of Funds re-allocations. However, RIMCo expects that because of capital loss carryforward positions in these Funds as of October 31, 2006, the re-allocations will not result in any additional capital gains distributions to the remaining shareholders in either the Diversified Bond Fund or the Short Duration Bond Fund. The re-allocations will however accelerate the utilization of the Funds existing capital loss carryforward positions and therefore accelerate the distribution of future capital gains to the remaining shareholders.

D.	The ongoing viability of the Diversified Bond Fund is under review in light of the expected impact of the re-allocation, including possible additional net redemptions by remaining shareholders following the re-allocation, on the Fund’s operating expenses and on the ability of the Fund to maintain portfolio diversification and pursue its investment objective. Based upon this review, the Board may consider a proposal for a merger of the Fund into another RIC Fund and take such other actions as it deems to be in the interests of Diversified Bond Fund Shareholders. A merger would require shareholder approval.

*	Effective July 1, 2006 Frank Russell Investment Company (“FRIC”) changed its name to Russell Investment Company (“RIC”).

II.	In the section entitled “Management of the Funds,” the following changes are made to the list of officers and employees who have primary responsibility for the management of the RIC Funds in each of the Russell Investment Company Prospectuses listed above:

The following information is restated:

Scott Crawshaw, Portfolio Manager since January 1, 2006. From 2004 to 2006, Mr. Crawshaw was a Research Analyst with Russell Investments Limited, an affiliate of FRIMCo. From 1998 to 2003, Mr. Crawshaw was a global emerging markets fund manager for ISIS Asset Management PLC. Mr. Crawshaw has primary responsibility for the management of the Emerging Markets Fund.

Tereasa Gandhi, Portfolio Manager since January 1, 2006. Before rejoining Russell as a Senior Research Analyst in September 2003, Ms. Gandhi was a consultant on Russell Developing Managers initiative from February 2003 to September 2003. From 2000 to 2003, Ms. Gandhi was a client executive for Russell’s Strategic Institutional Services Group. Ms. Gandhi has primary responsibility for the management of the Tax-Managed Large Cap and Tax-Managed Mid & Small Cap Funds.

Jill F. Johnson, Portfolio Manager since May 2004 and Senior Investment Officer since March 2000. From 1995 to 2000, Ms. Johnson was the Principal of JF Johnson Consulting in Seattle and Los Angeles. Ms. Johnson has primary responsibility for the management of the 2010 Strategy, 2020 Strategy, 2030 Strategy, 2040 Strategy, Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Tax Managed Global Equity Funds.

Stephen W. Skatrud, Portfolio Manager since December, 2001. From 1999 to December, 2001,

Mr. Skatrud was a Senior Research Analyst. Mr. Skatrud has primary responsibility for the management of the Select Growth Fund.

The following information is deleted:

Ann Duncan, Portfolio Manager since February 1998. Ms. Duncan has primary responsibility for the management of the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds.

Robert E. Hall, Portfolio Manager since April 2003. From 1995 to 2002, Mr. Hall was a Senior Research Analyst with Russell Investments Limited, an affiliate of FRIMCo. Mr. Hall has co-responsibility for the management of the Emerging Markets Fund.

Erik W. Ogard, Portfolio Manager since March 2000. Mr. Ogard was a Research Analyst from 1995 to 1997 and a Senior Research Analyst from 1997 to 2000. Mr. Ogard has primary responsibility for the management of the Equity II and Special Growth Funds.

The following information is added:

Christopher D. Tessin, Portfolio Manager since September 2006. From 2005 to 2006, Mr. Tessin was an Associate Portfolio Manager. From 2003 to 2005, Mr. Tessin was a Research Analyst. From January 2001 to July 2003, Mr. Tessin worked in equity research at Bear Stearns. Mr. Tessin has primary responsibility for the Equity II and Special Growth Funds.

III.	The following information restates the section entitled “Money Manager Information” for the Equity II Fund, Special Growth Fund, Select Growth Fund, International Fund and International Securities Fund in its entirety in each of the Russell Investment Company Prospectuses listed above:

Equity II and Special Growth Fund

CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

ClariVest Asset Management, LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022-6067.

Delphi Management, Inc., 50 Rowes Wharf, Suite 540, Boston, MA 02110.

Gould Investment Partners LLC, 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312-2412.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110.

Tygh Capital Management, Inc., 1211 S.W. Fifth Avenue, Suite 2100, Portland, OR 97204.

Select Growth Fund

Ark Asset Management Co., Inc., 125 Broad Street, 13th Floor, New York, NY 10004.

CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

Delaware Management Company, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103-3682

Fuller & Thaler Asset Management, Inc., 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

Sustainable Growth Advisers, LP, 3 Stamford Plaza, 301 Tresser Blvd, Suite 1310, Stamford, CT 06901

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

International and International Securities Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105-0096.

AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

Axiom International Investors LLC, 55 Railroad Avenue, Greenwich, CT 06830-6378.

The Boston Company Asset Management, LLC, One Boston Place, Boston, MA 02108-4402.

MFS Institutional Advisors, Inc. 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, DE 19801-1165.

Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London EC2V 7JD, United Kingdom.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

36-08-157 (1 01/07R) and 539105

Russell Investment Company*

Supplement dated January 22, 2007 to

Statement of Additional Information Dated March 1, 2006

As Supplemented through January 2, 2007

The following table on the front cover of the Russell Investment Company Non-Fund of Funds Statement of Additional Information is deleted and replaced with the following:

Fund	Fund Inception Date	Prospectus Date
Equity I	October 15, 1981	March 1, 2006#
Equity II	December 28, 1981	March 1, 2006#
Equity Q	May 29, 1987	March 1, 2006#
Tax-Managed Large Cap	October 7, 1996	March 1, 2006#
Tax-Managed Mid & Small Cap[1]	December 1, 1999	March 1, 2006#
International	January 31, 1983	March 1, 2006#
Emerging Markets	January 29, 1993	March 1, 2006#
Fixed Income I	October 15, 1981	March 1, 2006#
Fixed Income III	January 29, 1993	March 1, 2006#
Money Market	October 15, 1981	March 1, 2006##
Diversified Equity	September 5, 1985	March 1, 2006#
Special Growth	September 5, 1985	March 1, 2006#
Quantitative Equity	May 15, 1987	March 1, 2006#
International Securities	September 5, 1985	March 1, 2006#
Real Estate Securities	July 28, 1989	March 1, 2006#
Diversified Bond	September 5, 1985	March 1, 2006#
Short Duration Bond[2]	October 30, 1981	March 1, 2006#
Multistrategy Bond	January 29, 1993	March 1, 2006#
Tax Exempt Bond	September 5, 1985	March 1, 2006#
U.S. Government Money Market	September 5, 1985	March 1, 2006##
Tax Free Money Market	May 8, 1987	March 1, 2006##
Select Growth	January 31, 2001	March 1, 2006#
Select Value	January 31, 2001	March 1, 2006#

1	On or about March 1, 2002, the Tax-Managed Small Cap Fund was renamed the Tax-Managed Mid & Small Cap Fund.

2	On September 15, 2004, the Short Term Bond Fund was renamed the Short Duration Bond Fund.

*	On July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company.

#	As supplemented January 22, 2007.

##	As supplemented June 1, 2006.